Exhibit 99.2

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints each of Joseph Y. Bae, Scott C. Nuttall, Robert H. Lewin, Dane E. Holmes, Ryan D. Stork, Kathryn K. Sudol, and Christopher B. Lee (each, an “Attorney-in-Fact”), acting singly, as the undersigned’s true and lawful attorney-in-fact, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a manager or member of any limited liability company, as a partner of any partnership, as a director or officer of any corporate or other entity, as a trustee of a trust, or in the undersigned’s capacity in any position similar to the foregoing at any entity or organization, in each case, for which the undersigned is otherwise authorized to sign) to:

(1)
execute for and on behalf of the undersigned such forms, schedules, statements and other documents (“Filings”) as may be required to be filed from time to time in connection with either (x) the undersigned’s ownership of or transactions with respect to securities of KKR & Co. Inc. or any successor (the “Issuer”) or (y) the investments, business or other activities of the Issuer or any of its affiliates with any U.S. or non-U.S. governmental authority or self-regulatory organization, including but not limited to Filings with the United States Securities and Exchange Commission (“SEC”) with respect to (i) Form 144 under the Securities Act of 1933, as amended, and Rule 144 thereunder; (ii) Sections 13(d), 13(f), 13(g), 13(h) and 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, including without limitation filings on Schedule 13D, Schedule 13G, Form 13F, Form 13H, Form 3, Form 4 and Form 5; and (iii) in connection with any applications for EDGAR access codes, including without limitation the Form ID;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Filings identified in sub-paragraph (1) above, complete and execute any amendment or amendments thereto, and file such form with the SEC, any other U.S. or non-U.S. governmental authority and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such Attorney-in-Fact may approve in such Attorney-in-Fact’s discretion.

The foregoing powers granted to each Attorney-in-Fact may only be exercised by an Attorney-in-Fact if, at the time of such exercise, such Attorney-in-Fact is a director, officer or employee of the Issuer, or any of the Issuer’s subsidiaries. Subject to the foregoing, the undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such Attorney-in-Fact, or such Attorney-in-Fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each Attorney-in-Fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Issuer, or any of the Issuer’s subsidiaries assuming, any of the undersigned’s responsibilities to comply with the Securities Exchange Act of 1934, as amended, or any rules thereunder, or the Securities Act of 1933, as amended, or any rules thereunder.

This Power of Attorney shall remain in full force and effect with respect to the undersigned until such person ceases to be subject to the requirements enumerated in sub-paragraph (1) above, unless earlier revoked in writing with respect to an Attorney-in-Fact by such person and has provided notice of the same to such Attorney-in-Fact. The undersigned revokes all other powers of attorney granted by the undersigned prior to the date hereof with respect to the requirements enumerated in sub-paragraph (1) above.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date set forth below.

/s/ Henry R. Kravis	June 9, 2025
Name: Henry R. Kravis	Date:

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints each of Joseph Y. Bae, Scott C. Nuttall, Robert H. Lewin, Dane E. Holmes, Ryan D. Stork, Kathryn K. Sudol, and Christopher B. Lee (each, an “Attorney-in-Fact”), acting singly, as the undersigned’s true and lawful attorney-in-fact, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a manager or member of any limited liability company, as a partner of any partnership, as a director or officer of any corporate or other entity, as a trustee of a trust, or in the undersigned’s capacity in any position similar to the foregoing at any entity or organization, in each case, for which the undersigned is otherwise authorized to sign) to:

(1)
execute for and on behalf of the undersigned such forms, schedules, statements and other documents (“Filings”) as may be required to be filed from time to time in connection with either (x) the undersigned’s ownership of or transactions with respect to securities of KKR & Co. Inc. or any successor (the “Issuer”) or (y) the investments, business or other activities of the Issuer or any of its affiliates with any U.S. or non-U.S. governmental authority or self-regulatory organization, including but not limited to Filings with the United States Securities and Exchange Commission (“SEC”) with respect to (i) Form 144 under the Securities Act of 1933, as amended, and Rule 144 thereunder; (ii) Sections 13(d), 13(f), 13(g), 13(h) and 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, including without limitation filings on Schedule 13D, Schedule 13G, Form 13F, Form 13H, Form 3, Form 4 and Form 5; and (iii) in connection with any applications for EDGAR access codes, including without limitation the Form ID;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Filings identified in sub-paragraph (1) above, complete and execute any amendment or amendments thereto, and file such form with the SEC, any other U.S. or non-U.S. governmental authority and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such Attorney-in-Fact may approve in such Attorney-in-Fact’s discretion.

The foregoing powers granted to each Attorney-in-Fact may only be exercised by an Attorney-in-Fact if, at the time of such exercise, such Attorney-in-Fact is a director, officer or employee of the Issuer, or any of the Issuer’s subsidiaries. Subject to the foregoing, the undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such Attorney-in-Fact, or such Attorney-in-Fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each Attorney-in-Fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Issuer, or any of the Issuer’s subsidiaries assuming, any of the undersigned’s responsibilities to comply with the Securities Exchange Act of 1934, as amended, or any rules thereunder, or the Securities Act of 1933, as amended, or any rules thereunder.

This Power of Attorney shall remain in full force and effect with respect to the undersigned until such person ceases to be subject to the requirements enumerated in sub-paragraph (1) above, unless earlier revoked in writing with respect to an Attorney-in-Fact by such person and has provided notice of the same to such Attorney-in-Fact. The undersigned revokes all other powers of attorney granted by the undersigned prior to the date hereof with respect to the requirements enumerated in sub-paragraph (1) above.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date set forth below.

/s/ George R. Roberts	June 9, 2025
Name: George R. Roberts	Date: